UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2016

Commission File Number: 001-37544

AmpliPhi Biosciences Corporation

(Exact name of Registrant as specified in its charter)

Washington	91-1549568
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3579 Valley Centre Drive, Suite 100

San Diego, California 92130

(Address of principal executive offices)

(858) 829-0829

(Registrant’s Telephone number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2016, AmpliPhi Biosciences Corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional purchasers (the “Purchasers”). Pursuant to the terms of the Purchase Agreement, the Company has agreed to sell an aggregate of 2,127,660 shares of common stock together with warrants to purchase up to an aggregate of 1,063,830 shares of common stock. Each share of common stock is being sold together with a warrant to purchase 0.50 of a share of common stock at a combined purchase price of $2.35. The net proceeds to the Company from the offering are expected to be approximately $4.5 million, after deducting placement agent fees and estimated offering expenses payable by the Company, but excluding the proceeds, if any, from the exercise of the warrants issued in the offering. The offering is expected to close on or about June 3, 2016, subject to customary closing conditions.

The warrants will have an exercise price of $2.25 per share, will be immediately exercisable and will expire five years following the date of issuance.

Pursuant to an agreement dated May 31, 2016 (the “Placement Agency Agreement”), the Company engaged Roth Capital Partners, LLC and Griffin Securities, Inc. (the “Co-Placement Agents”) to act as co-placement agents in connection with the issuance and sale of the shares and warrants. The Company has agreed to pay the Co-Placement Agents 7.0% of the aggregate gross proceeds from the offering, excluding the proceeds, if any, from the exercise of the warrants. The Company also agreed to reimburse the Co-Placement Agents for their out of pocket and legal expenses in connection with the offering in an amount not to exceed $75,000.

The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-210974) previously filed with the Securities and Exchange Commission (“SEC”) and a prospectus supplement thereunder. A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the securities in the offering is attached as Exhibit 5.1 hereto. On May 31, 2016, the Company also issued a press release announcing the pricing of the offering. A copy of the press release is attached as Exhibit 99.1 hereto.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), termination provisions, and other obligations and rights of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Placement Agency Agreement, Purchase Agreement and the warrants are not complete and are qualified in their entireties by reference to the full text of the Placement Agency Agreement, the form of Purchase Agreement and form of warrant, copies of which are attached to this report as Exhibit 99.2, Exhibit 99.3 and Exhibit 4.1, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on April 8, 2016 the Company entered into a Common Stock Issuance Agreement (the “CSIA”) with certain former holders of the Company’s Series B convertible preferred stock (the “Holders”). Pursuant to Section 3 of the CSIA, in the event the Company conducts one or more bona fide equity financings in which it sells shares of its common stock at a price of less than $4.05 per share, the Company will, subject to the provisions of Section 3 of the CSIA and to the extent permitted by NYSE MKT rules, issue to the Holders, for no additional consideration, a number of shares of common stock based on a specified formula. In connection with the offering described above under Item 1.01 and pursuant to the terms of the CSIA, the Company will be required to issue to the Holders within 15 business days following the closing of the offering up to an aggregate of 750,210 shares of common stock as a result of the price per share in the offering being less than $4.05 per share.

The maximum number of shares of common stock the Company is currently permitted to issue to the Holders pursuant to the Company’s obligations under Section 3 of the CSIA without shareholder approval is 323,235 shares. The Company is seeking, pursuant to Proposal 5 set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 20, 2016, shareholder approval at its 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of the issuance of up to an aggregate of 1,037,053 shares of common stock as and to the extent required pursuant to the terms of the CSIA. In the event that such Proposal 5 is not approved by the Company’s shareholders at the Annual Meeting, then the Company will be obligated to pay to the Holders $1.70 (representing the difference between $4.05 and the price per share in the offering of $2.35) for each of the remaining 426,975 shares that the Holders would otherwise have been entitled to receive pursuant to the CSIA in connection with the closing of the offering described above under Item 1.01.

None of the Holders are Purchasers in the offering.

The shares of common stock to be issued to the Holders pursuant to the CSIA will be issued in a private placement transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act. The Holders have represented to the Company that the shares will be acquired for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends will be affixed to the shares. Each of the Holders has represented to being an “accredited investor” under Rule 506 of Regulation D of the Securities Act.

Forward-Looking Statements

Statements in this report that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, statements with respect to the completion, timing and size of the offering, the expected proceeds from the offering, the anticipated use of the proceeds from the offering and the issuance of shares or payment of cash to the Holders in connection with the closing of the offering. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based upon the Company’s current expectations and involve a number of risks and uncertainties, including the risks and uncertainties described in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, as filed with the SEC. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Stock
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
99.1	Press release
99.2	Placement Agency Agreement, dated May 31, 2016, by and among AmpliPhi Biosciences Corporation, Roth Capital Partners, LLC and Griffin Securities, Inc.
99.3	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2016	AmpliPhi Biosciences Corporation

	By:	/s/ Steve R. Martin
	Name:	Steve R. Martin
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Stock
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
99.1	Press release
99.2	Placement Agency Agreement, dated May 31, 2016, by and among AmpliPhi Biosciences Corporation, Roth Capital Partners, LLC and Griffin Securities, Inc.
99.3	Form of Securities Purchase Agreement